UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
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      (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss.240.14a-12


                         THE HAIN CELESTIAL GROUP, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                         THE HAIN CELESTIAL GROUP, INC.
                              58 South Service Road
                               Melville, NY 11747
                                  631.730.2200

                                                               November 18, 2004

Dear Fellow Stockholder:

We have previously sent to you proxy material for the Annual Meeting of stockholders of The Hain Celestial Group, Inc., to be held on December 2, 2004, 11 AM Pacific Time at our Jason Natural Products facility, 8468 Warner Drive, Culver City, California.

Your Board of Directors has unanimously recommended that stockholders vote in favor of all of the proposals under consideration.

Since approval of an amendment to our 2002 Long Term Incentive and Stock Award Plan requires the affirmative vote of at least a majority of the shares represented at the meeting, your vote is important, no matter how many or how few shares you may own.

Whether or not you have already done so, please sign, date and return the enclosed proxy card today in the envelope provided.

Very truly yours,


/s/ Irwin D. Simon

Irwin D. Simon
President, Chief Executive
Officer and Chairman of the Board




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                                 IMPORTANT NOTE:
                If you hold your shares through a bank or broker,
           you may be able to vote by telephone, or via the Internet.
             Please follow the instructions provided by your bank or
                          broker with your proxy card.

             If you have any questions, or need assistance in voting
                 your shares, please call our proxy solicitor,

                           INNISFREE M&A INCORPORATED
                          TOLL-FREE, at (888) 750-5834.


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                     Please note: The address listed in the
                            proxy statement for Jason
                         Natural Products, the location
                           of the December 2nd Annual
                             Meeting, is incorrect.
       The correct address is: 8468 Warner Drive, Culver City, California.
   For local directions, please contact us at Jason (310) 838-7543, Ext. 123.